UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2020

VITASPRING BIOMEDICAL CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-216465	37-1836726
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2372 Morse Ave. #950 Irvine CA 92614
(Address of Principal Executive Offices) (Zip Code)

(909)202-9235

 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________________________

EXPLANATORY NOTE

On August 4, 2020, VitaSpring Biomedical Co Ltd. (the “Company”) filed its Form 8-K (“Original Form 8-K”) to report the unregistered sales of equity securities.  However, the issuance price was incorrectly stated as $0.50 per share, and this Amendment No. 1 to the Form 8-K is filed to clarify/correct the issuance price of such securities of $0.005 per share.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 1.01 Unregistered Sales of Equity Securities.

On July 14, 2020, the Board of Directors of the Company approved the issuance of approximately16,468,400 shares of common stock to certain non-U.S. accredited investors at a purchase price of $0.005 per share.

In addition, on July 14, 2020, the Board of Directors approved the issuance of 131,891,600 shares of common stock at par value to non-U.S. based consultants, directors, and employees, as follows:

Recipient(LAST, FIRST)	Number of Shares
LING, THAI-YEN	6,750,000
HUANG, YEN-HUA	6,750,000
CHU, PAO-CHI	16,139,850
KAO, CHENG-HSIANG	7,500,000
CHU, LI-LI	26,666,650
LEE, HSUN-CHIH	1,166,650
LIN, CHE-LI	166,675
CHEN, YEN-HSUN	166,675
CHENG, EN-JOU	5,131,600
TSAI, YUEH-CHUAN	2,693,500
CHU, LIN-LIN	4,000,000
HAN, TSAI-TING	3,150,000
HAN, YI-TING	3,150,000
SUEN, FUK-CHUEN	4,200,000
HAN, TSAI-TING	10,000,000
HAN, YI-TING	10,000,000
TSAI, YUHE-CHUAN	4,000,000
LI, MANG-HSUEH	3,000,000
YEH, HSIAO-FANG	3,000,000
FONG, AN-ZHEN	1,000,000
CHU, YUN-YUAN	1,000,000
KUO, HENG-TSUN	1,000,000
LIN, YIH TZONG	300,000
CHAN, YU-MEI	800,000
CHOU, HUI-CHUAN	1,200,000
LEOW, CHONG NGAN	1,200,000
WANG, HSUAN-CHEN	600,000
LEE, SHY-MING	200,000
LIU, JAN-WEI	200,000
MENG, CHING-LI	50,000
YANG, YUNG-ERH	1,000,000
CHEN, TZU-KUO	250,000
WU, MENG-SHIUE	250,000
WU, CHIA-JUNG	100,000
SU, YU-TING	100,000
LAI, SSU-CHUAN	100,000
TSUI, MEI-LAN	100,000
TING, CHTEN-CHUNG	100,000
HU, YOA-PU	100,000
SU, MENG-CHUN	300,000
CHEN, KUO-RONG	700,000
CHANG, SHYI	200,000
LIN, CHE-LI	1,000,000
CHEN, YEN-HSUN	1,000,000
CHENG, EN-JOU	300,000
YEH, HSIAO-FANG	300,000
LI, MENG-HSUEH	150,000
KO, YEN-YEN	30,000
CHANG, YING-MEI	20,000
HUANG, WUN-YAN	30,000
HUANG, MU-CHUAN	20,000
SUEN, FUK CHUEN	500,000
LIAO, HUI-YU	30,000
CHU, HSUEH-PING	10,000
HSU, SHU-MIN	20,000
LEE, HSUN-CHIH	2,800,000

These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since the purchasers agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITASPRING BIOMEDICAL CO. LTD.
December 2, 2020	By: /s/ Chu Pao-Chi Chu Pao-Chi Chief Executive Officer